                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


         I hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of my report dated February 16, 2001, with respect to the financial statements of Eye Dynamics, Inc. included in its Annual Report on Form 10-KSB for the year ended December 31, 2000.


/s/ Harold Y. Spector, CPA
May 24, 2001

                                        9